Exhibit 10.25

Execution Version

THIS DEED OF CHARGE OF INVENTORIES is made on 23 November 2018

BETWEEN

(1)

Import It Corp., a company incorporated under the laws of the British Virgin Islands whose registered office is situated at Intershore Consult (BVI) Limited of Intershore Chamber, Wickham Cay 1, P.O. Box 4342, Road Town, Tortola, British Virgin Islands (“the Company”); and

(2)

Taipei Fubon Commercial Bank Co., Ltd., Hong Kong Branch whose principal place of business in Hong Kong is situated at 16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (“the Bank”).

WHEREAS:

(A)

By a facility letter (“Facility Agreement”) dated 18 October 2018 issued by the Bank to the Company and Ecmoho (Hong Kong) Limited (collectively “the Borrowers”) and duly executed by them, the Bank agreed to provide to the Borrowers revolving credit facility to the extent of USD25,000,000.00.

(B)

It is a condition (amongst others) of the Facility Agreement that a floating charge of the Inventories (as hereinafter defined) be provided by the Company in favour of the Bank as security for Secured Indebtedness (as hereinafter defined).

NOW THIS DEED WITNESSES as follows:

1.	INTERPRETATION

1.1	Definitions and construction. In this Deed, unless the context requires otherwise:

“Approved Storage Areas” means godown, warehouses and demarcated spaces in which the Inventories shall be stored from time to time with the prior written approval of the Bank;

“Borrowers” means the Company and Ecmoho (Hong Kong) Limited collectively and “Borrower” means any of them and where the context requires includes their respective successors and assigns;

“Charge of Inventories (1)” means a first legal floating charge of Inventories (as therein defined) to be provided by Ecmoho (Hong Kong) Limited in favour of the Chargee as security for Secured Indebtedness.

“Charge Over Bank Account” means (i) a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by the Company in favour of the Bank as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by Ecmoho (Hong Kong) Limited in favour of the Bank as security for Secured Indebtedness;

“Charge over Receivables” means (i) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by the Company in favour of the Bank as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by Ecmoho (Hong Kong) Limited in favour of the Bank as security for Secured Indebtedness;

“Credit Facility” means the revolving credit facility to the extent of USD25,000,000.00 to be provided by the Bank to the Borrowers under the Facility Agreement;

“Deed” means this deed of charge of inventories including its amendments, supplements and replacements;

“Encumbrance” means:

(i)	any mortgage, charge, pledge, lien, encumbrance, hypothecation or other security interest or security arrangement of any kind;

(ii)	any arrangement whereby any rights are subordinated to any rights of any third party; and

(iii)	any contractual right of set-off;

“Event of Default” means any event specified as such in Clause 7 and “prospective Event of Default” means any event which with the giving of notice and/or the passage of time and/or the fulfillment of any other condition would be an Event of Default;

“Facility Agreement” means the facility letter dated 18 October 2018 issued by the Bank to the Borrowers relating to the Credit Facility and including its amendments, supplements and replacements;

“Finance Documents” means the Facility Agreement, this Deed, the Guarantees, the Charge over Bank Account, the Charge over Receivables, the Charge of Inventories (1), Share Charges and all other securities and documents relating to the Credit Facility and “Finance Document” mean any of them;

“Guarantees” means (i) collectively the guarantee to be provided by ECMOHO (Hong Kong) Health Limited in favour of the Bank as security for all liabilities due by the Borrowers to the Bank to the extent of USD25,000,000.00 and interest, costs and expenses; and (ii) the guarantee to be provided by ECMOHO Limited in favour of the Bank as security for all liabilities due by the Borrowers to the Bank to the extent of USD25,000,000.00 and interest, costs and expenses;

“Hong Kong” means Hong Kong Special Administrative Region of PRC;

“Inventories” means (i) all raw materials, works in process and finished goods both present and future owned by the Company or to which the Company is entitled and whether in transit or in storage (ii) documents of title, warehouse keeper receipts, certificates of deposit relating to them, (iii) sale proceeds relating to them; and (iv) insurance proceeds relating to them;

“Obligors” means all parties to the Finance Documents other than the Bank and “Obligor” means any one of them;

“PRC” means The People’s Republic of China;

“Receiver” means any receiver, manager, receiver and manager or other similar officer appointed by the Bank in respect of the security hereby granted;

“Secured Indebtedness” means all moneys, obligations and liabilities whether actual or contingent now or hereafter due owing or incurred to the Bank by any of the Obligors under Finance Documents in whatever currency denominated and whether alone or jointly and whether as principal or surely when the same are due and including all costs and expenses incurred by the Bank relating thereto on a full indemnity basis;

“Share Charges” means (i) the first fixed legal charge of 9,393,800 Class B Ordinary Shares of ECMOHO Limited by Behealth Limited in favour of the Bank as security for Secured Indebtedness; and (ii) the first fixed legal charge of 9,393,800 Class B Ordinary Shares of ECMOHO Limited by Uhealth Limited in favour of the Bank as security for Secured Indebtedness; and

“USD” means United States Dollar, the lawful currency of the United States of America.

1.2	Successors and Assigns. The expressions “Company” and “Bank” shall where the context permits include their respective successors and permitted assigns and any persons deriving title under them.

1.3

Miscellaneous. In this Deed, unless the context requires otherwise, references to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time; words importing the singular include the plural and vice versa and words importing a gender include every gender, references to this Deed or any other security document shall be construed as references to such document as the same may be amended or supplemented from time to time; unless otherwise stated, references to Clauses and Schedules are to clauses and schedules of this Deed, and reference to person shall include an individual firm company corporation and an unincorporated body of persons. Clause headings are inserted for reference only and shall be ignored in construing this Deed.

2.	COVENANT TO PAY

The Company hereby covenants that it will on demand pay to the Bank the Secured Indebtedness and discharge all moneys obligations and liabilities whether actual or contingent now or hereinafter due owing or incurred to the Bank by the Obligors under the Finance Documents in whatever currency denominated and whether alone or jointly and in whatever style name or form and whether as principal or surety when the same are due including all costs and expenses incurred by the Bank relating thereto on a full indemnify basis.

3.	CHARGE

3.1

Charge. The Company as legal and beneficial owner hereby charges to the Bank the Inventories by way of first floating charge as a continuing security for the payment and discharge of the Secured Indebtedness Provided That upon payment and discharge of the entire Secured Indebtedness the Bank shall, at the request and costs of the Company, release the Inventories hereby charged within fourteen (14) Business Days upon the request of the Company at the cost of the Company. For the avoidance of doubt, the Facility Agreement shall be terminated upon the above release.

3.2	Conversion of Floating Charge.

(a)

The Bank may, upon the occurrence of an Event of Default or a prospective Event of Default, by serving a notice in writing on the Company, convert the floating charge hereby created into a fixed charge as regards any property, assets or rights specified in that notice.

(b)

Without prejudice to the effect of this Clause, if the Company mortgages, charges, pledges or otherwise encumbers (whether by way of fixed or floating charge or otherwise howsoever) any of the Inventories or attempts to do so without the prior consent in writing of the Bank, or is otherwise in breach of any of the provisions in Clause 6, or if any person levies or attempts to levy any distress, execution or sequestration or other process against all or any of the Inventories on the occurrence of any of such events, the floating charge created under Clause 3.1 shall automatically and immediately, without any notice from the Bank or any other formality or process whatsoever, crystallize and operate as a fixed charge as regards the Inventories.

4.	CONTINUING SECURITY

This Deed shall be a continuing security and shall remain in full force and effect until the day the Secured Indebtedness has been paid in full notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Company or any other Obligors or any intermediate settlement of account or other matter whatsoever. This Deed is in addition to, and independent of, any charge, guarantee or other security or right or remedy now or at any time hereafter held by or available to the Bank.

5.	REPRESENTATIONS AND WARRANTIES

5.1	Representations and Warranties. The Company represents and warrants to the Bank that:

(a)	the Inventories are or when acquired will be legal and beneficially owned by the Company free from any Encumbrances except for the charge created under or pursuant to this Deed;

(b)	no litigation, arbitration or administrative proceeding is currently taking place or pending or threatened in relation to the Inventories;

(c)

it has the power and has obtained the requisite authority to enter into this Deed and to perform its obligations (including but not limited to the passing of the required board resolution of the Company;

(d)

its entry into and/or performance of or compliance with its obligations under this Deed do not and will not violate any law to which it is subject or any of the documents constituting it or agreement or arrangement to which it is a party;

(e)	this Deed constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms;

(f)	no Event of Default or prospective Event of Default has occurred; and

(g)

all financial and other information supplied to the Bank in connection with this Deed is correct, true and accurate in all respects and the Company is not aware of any fact which has not been disclosed in writing to the Bank which might have a material effect on any such information or which might affect the willingness of the Bank to grant any facility to the Company.

5.2

Continuing Representations and Warranties. The Company also represents and warrants to and undertakes with the Bank that the foregoing representations and warranties will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances subsisting at the relevant time.

6.	UNDERTAKINGS

6.1

Affirmative undertakings relating to Inventories. The Company undertakes and agrees with the Bank throughout the continuance of this Deed and so long as the Secured Indebtedness or any part thereof remains owing that the Company will, unless the Bank otherwise agree in writing:

(a)	keep all Inventories at Approved Storage Areas only in good order, repair and conditions;

(b)	procure that all Inventories kept at Approved Storage Areas be subject to adequate supervision, monitoring and control;

(c)

keep all Intangibles insured for full value against all insurable risk (including fire, flood, other natural calamities or acts of god, burglary, theft, riots, strikes and malicious damage) as may be reasonably required by the Bank and procure that such insurance policies shall be endorsed in the name of the Bank as loss payee;

(d)	promptly pay all taxes fees and other governmental fees relating to the Inventories under applicable laws;

(e)	promptly pay all fees relating to the storage and other services in respect of the Inventories;

(f)

permit and provide the Bank’s authorized representatives or agents access to Approved Storage Areas to conduct such inspections, verifications and checks on the quality, quantity and condition of the Inventories as the Bank may request at its sole discretion;

(g)	procure that inventory reports relating to Inventories kept at Approved Storage Areas to be provided to the Bank on a [daily] basis;

(h)

at the written request of the Bank, procure that collateral managers appointed by the Bank shall take control over the Inventories kept at Approved Storage Areas and take such actions as may be necessary to facilitate the vesting of such control in the collateral managers so appointed;

(i)	promptly report to the Bank any incident which may cause damage and loss of Inventories whether in transit or in storage and take necessary actions to prevent or limit such damage or loss;

(j)	deliver to the Bank all documents of title, warehouse keepers’ receipts and certificate of deposit relating to the Inventories upon written request by the Bank; and

(k)	ensure that all Inventories are separately stored and not commingled with other materials and goods and can be readily identified and retrievable.

6.2

Affirmative undertakings in general. The Company undertakes and agrees with the Bank throughout the continuance of this Deed and so long as the Secured Indebtedness or any part thereof remains owing that the Company will, unless the Bank otherwise agree in writing:

(a)	conduct and carry on its business in a proper and efficient manner and keep or cause to be kept proper books of accounts relating to such business;

(b)

get in and realize all book and other debts and claims as they fall due and not charge or dispose of and (except in its ordinary course of business) not release exchange compound set off or grant time or indulgence in respect of all or any of the same;

(c)

observe and perform all covenants and stipulations from time to time affecting its patents, patent applications, trade marks, trade names, registered designs and copyrights and all other industrial or intangible property or any license or ancillary or connected rights from time to time relating to industrial or intangible property and preserve maintain and renew when necessary or desirable all such licenses and rights;

(d)

keep the Company’s undertaking or any part thereof insured (whenever required by the Bank to do so) in the name of the Company (with the Bank’s interest as mortgagee noted on the policy except in relation to policy for third party or public liability) and with a clause to ensure payment of any loss to the Bank except in relation to payment of any loss to third parties in the full replacement value thereof, with an insurance company arranged by such reputable insurance company as shall have been previously approved in writing by the Bank against such loss or damage as are normally maintained by prudent companies carrying on similar business, and duly pay and discharge all premiums and other moneys necessary for effecting and keeping up such insurances, and produce to and deposit with the Bank the policies of such insurance or the cover note in relation thereto and sufficient evidence of such payments, failing which the Bank may take out or renew such insurances in any sum which the Bank may think expedient, and all moneys expended by the Bank under this subclause shall be reimbursed by the Company on demand and bear interest at the default rate to be charged by the Bank and from the time of the same having been expended and until such payment the same shall be deemed part of the Secured Indebtedness and shall be recoverable accordingly. All moneys to be received by virtue of any insurance maintained or effected by the Company (whether or not in pursuance of the Company’s obligations hereunder) shall be applied in replacing, restoring or reinstating the undertaking property or assets destroyed or damaged and any deficiency being made good by the Company;

(e)	at the request of the Bank, direct the Company’s debtors to make payment into such account in the name of the Company with the Bank as may be designated by the Bank;

(f)	furnish to the Bank copies of the audited balance sheet and profit and loss account of the Company within the prescribed period required by the Bank after the end of each accounting year;

(g)	permit the Bank or any other person appointed by it at all reasonable times to have access to all books of account, financial records and documents kept by the Company;

(h)	promptly inform the Bank of :-

(i)	the occurrence of any Event of Default or prospective Event of Default;

(ii)	any litigation, arbitration or administrative proceeding brought against the Company;

(i)	punctually pay and discharge all debts and obligations which by law have priority over the security hereby constituted;

(j)	punctually pay all sums due from it to the Bank and otherwise comply with its obligations under this Deed;

(k)

cause the Company’s undertaking or any part thereof to be valued by a duly qualified valuer, approved in writing by the Bank, at such times and from time to time and for such purposes and on such bases as the Bank may require;

(l)	comply with all governmental or other legal requirements and notices, whether statutory or otherwise, in respect of the Undertaking or any part thereof; and

(m)

permit the Bank or any other person appointed by it at all reasonable times to have access to and view the state of repair and condition of the Company’s undertaking or any part thereof without such person by so doing, being deemed to have taken possession of the Company’s undertaking or any part thereof.

6.3

Negative Undertakings. The Company undertakes and agrees with the Bank throughout the continuance of this Deed and so long as the Secured Indebtedness or any part thereof remains owing that the Company will not, unless the Bank otherwise agree in writing:

(a)

sell, lend, transfer, part with possession of or otherwise assign, deal with or dispose of or grant any option over the Inventories or any interest therein or attempt or agree to do any of the same except for the manufacture and sale of Inventories in the ordinary course of business of the Company;

(b)

create or attempt or agree to create or permit to arise or exist any Encumbrance over the Inventories or any interest therein (except for Prior Charge (if any) and under or pursuant to this Deed) and no Encumbrance purported to be created in breach of this restriction shall take priority over or rank pari passu with the Bank’s securities provided under this Deed; and

(c)	do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the Bank’s security hereunder.

7.	EVENTS OF DEFAULT

7.1	Each of the following events shall be an Event of Default:

(a)

any of the Borrowers makes default in the payment on the due date and in accordance with the terms and conditions under Facility Agreement of any principal or interest or other moneys outstanding and payable by the Company to the Bank (whether demanded or not);

(b)	any of the Obligors make default in the payment on the due date and in accordance with the terms and conditions relating thereto under any Finance Documents in respect of money and other liabilities;

(c)	any representation, warranty or undertaking by the Company hereunder is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

(d)

any representation, warranty or undertaking by any of the Obligors under any Finance Documents is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

(e)	the Company does not comply with any of the Company’s covenants or obligations under this Deed in any material respect;

(f)	any of the Obligors does not comply with any of its covenants and obligation under any Finance Documents in any material respect;

(g)

a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of the Company or any Obligor, save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Bank;

(h)

the Company or any of the Obligors shall without the consent in writing of the Bank stop payment to creditors when due nor within any originally applicable grace period or (if applicable) the Company or any of the Obligors shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in Sub-Clause 7.1(g)) cease or threaten to cease to carry on its business or any substantial part thereof or shall be unable to pay its debts or disposes of the whole or a substantial part of its undertaking or assets;

(i)

there occurs a material adverse change in the Company’s or any Obligor’s financial condition which would, in the reasonable opinion of the Bank, prevent the Company or any Obligor from performing in any material respect its obligations under this Deed or under any Finance Documents;

(j)

the Company purports or attempts to create any Encumbrance over all or any part of the Inventories or any third party asserts a reasonable and substantial claim in respect thereof (except as permitted under this Deed);

(k)

the security hereby created or under any Finance Documents or any part thereof fails or ceases for any reason to be in full force and effect or is terminated or jeopardised or becomes invalid or unenforceable or if there is any dispute regarding the same or if there is any purported termination of the same or it becomes impossible or unlawful for the Company or any Obligor to perform any of its obligations hereunder or under any Finance Documents or for the Bank to exercise all or any of its rights, powers and remedies hereunder or under any Finance Documents; and

(l)

a creditor takes possession of all or any part of the business or assets of the Company or any Obligor or any execution or other legal process is enforced against the business or any asset of the Company and is not discharged within fourteen (14) days.

7.2	If an Event of Default has occurred and is continuing, the Bank may:

(a)

declare the Secured Indebtedness, all loans and other moneys, obligations and liabilities hereby secured to be, whereupon they shall become, immediately due and payable without further demand, notice or other legal formality of any kind;

(b)	declare the Credit Facility to be terminated whereupon all obligations of the Bank to make further advances to the Company shall immediately cease;

(c)	demand that the Company to provide cash cover to the Bank for all liabilities of the Company to the Bank, whereupon the Company shall be under an immediate obligation to provide such cash cover; and

(d)

in its absolute discretion enforce all or any part of this security in any manner it sees fit or as the Bank direct including but limited to the sale and disposal of the Inventories at any price which the Bank may deem fit. The Company shall not have any right to claim against the Bank in respect of any loss arising out of any sale pursuant to this Charge of Inventories in the absence of fraud, gross negligence or willful misconduct by the Bank, however such loss may have been caused and whether or not a better price could or might have been obtained on the sale of any of the Inventories by either deferring or advancing the date of such sale or otherwise howsoever.

8.	ENFORCEMENT

8.1	Enforcement. Upon the occurrence of an Event of Default, the security hereby created shall become enforceable in accordance with the provisions hereof.

8.2

Powers of Bank. At any time after the security hereby created has become enforceable, the Bank may exercise, without further notice and whether or not it shall have appointed a Receiver, all the powers and discretions hereby conferred either expressly or by implication on a Receiver (and in relation to express powers and discretions as if any reference to the Receiver were a reference to the Bank) and all other powers conferred upon mortgagees by law or otherwise.

8.3

Appointment of Receiver. At any time after the security hereby created has become enforceable, or if requested by the Company, the Bank may in writing either under seal or under the hand of a duly authorised officer of the Bank, appoint any person or persons to be a Receiver of the Inventories and may from time to time fix his or their remuneration and may remove any Receiver so appointed and appoint another in his place. Where more than one Receiver is so appointed, any reference to this Deed to a Receiver shall apply to any of the Receivers so appointed and the appointment shall be deemed to be a joint and several appointment so that the rights, powers, duties and discretions vested in the Receiver may be exercised jointly by the Receivers so appointed or severally by each of them.

8.4

Powers of Receiver. The Receiver shall be the agent of the Company and the Company shall be solely responsible for the Receiver’s acts or defaults and for the Receiver’s remuneration and the Receiver shall, in addition to all powers conferred upon mortgagees or receivers by law or otherwise, have power (exercisable without further notice) :-

(a)	to take possession of, collect and get in and give receipts for the Inventories;

(b)

to sell by public auction or private contract or otherwise dispose of or deal with the Inventories in such manner, for such consideration and generally on such terms and subject to such conditions as the Receiver may reasonably think fit with full power to convey or otherwise transfer the Inventories in the name of the Company or other legal or registered owner. Any consideration may be in the form of cash, debentures, shares, stock or other valuable consideration and may be payable immediately or by instalments spread over such period as the Receiver shall reasonably think fit and so that any consideration received in a form other than cash shall forthwith on receipt be and become charged with the payment of the Secured Indebtedness;

(c)

to insure and keep insured against loss or damage by such risks and contingencies as the Receiver may think fit the Inventories of an insurable nature in such manner in all respects as the Receiver may think fit and to maintain, renew or increase any insurances in respect of the Inventories;

(d)	to institute, prosecute and defend any proceedings in the name of the Company or otherwise as may seem expedient in relation to the Inventories;

(e)	to make and effect all repairs, renewals, alterations, improvements and developments to or in respect of the Inventories;

(f)	to make any arrangement, settlement or compromise or enter into any contracts which the Receiver shall reasonably think expedient in relation to the Inventories in the interests of the Bank;

(g)

for the purpose of exercising any of the powers, authorities and discretions conferred on him by or pursuant to this Deed and of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise thereof or for any other purpose in connection herewith, to raise and borrow money either unsecured or on the security of the Inventories either in priority to this Deed or otherwise and generally on such terms and conditions as he may reasonably think fit PROVIDED THAT :-

(i)

no Receiver shall exercise such power without first obtaining the written consent of the Bank and the Bank shall incur no liability to the Company or any other person by reason of its giving or refusing such consent whether absolutely or subject to any limitation or condition; and

(ii)

no person lending such money shall be concerned to enquire as to the existence of such consent or the terms thereof or as to the propriety or purpose of the exercise of such power or to see to the application of any money so raised or borrowed;

(h)

to appoint managers, agents, officers, solicitors, accountants, auctioneers, brokers, architects, engineers, workmen or other professional or non-professional advisers, agents or employees for any of the aforesaid purposes at such salaries or for such remuneration and for such periods as the Receiver may reasonably determine and to dismiss any of the same or any of the existing staff of the Company and to delegate to any person any of the powers hereby conferred on the Receiver;

(i)

in the exercise of any of the above powers to expend such sums as the Receiver may think fit and the Company shall forthwith on demand repay to the Receiver all sums so expended together with interest thereon at such rates as hereinbefore mentioned from time to time of the same having been paid or incurred and until such repayment such sums together with such interest shall be secured by this Deed;

(j)	to have access to and make use of the premises and the accounting and other records of the Company and the services of its staff for all or any of the purposes aforesaid; and

(k)

to do all such other acts and things as may be considered by the Receiver to be incidental or conductive to any of the matters or powers aforesaid or otherwise incidental or conductive to the realisation of the Bank’s security created by this Deed and which the Receiver may lawfully do and to use the name of the Company for all the purposes aforesaid.

8.5	No Restrictions on Power of Sale. No restrictions imposed by any ordinance or other statutory provision relation to the exercise of any power of sale shall apply to this Deed.

8.6

Receiver to Conform to Bank’s Directions. The Receiver shall in the exercise of the Receiver’s powers, authorities and discretions conform to the directions and regulations from time to time given or made by the Bank.

8.7

Powers to be Given Wide Construction. The powers of the Bank and the Receiver hereunder shall be construed in the widest possible sense to the intent that the Bank and the Receiver shall be afforded as wide and flexible a range of powers as possible.

8.8

No Liability to Account as Mortgagee in Possession. Nothing that shall be done by or on behalf of the Bank shall render it liable to account as a mortgagee in possession for any sums other than actual receipts.

8.9

No Liability for Losses. The Bank and the Receiver shall not be answerable for any losses, involuntary or otherwise, which may arise in the exercise by the Bank or the Receiver of their respective powers hereunder.

8.10

Purchaser Not Bound to Enquire. No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Bank or the Receiver to exercise any of the powers hereby conferred has arisen or not or be concerned with the propriety or regularity of the exercise thereof or be concerned with notice to the contrary or be concerned or responsible for the application of any monies received by the Bank or the Receiver and the receipt of the Bank or the Receiver for any monies paid to it shall be a good and sufficient discharge to the person paying the same.

9.	APPLICATION OF RECEIPTS

All monies received by the Bank or the Receiver hereunder shall be applied in or towards satisfaction of the Secured Indebtedness in such order of priority as the Bank in its absolute discretion may determine (subject to the prior discharge of all liabilities having priority thereto by law) and subject to any such determination in the following order of priority :-

(a)	In discharge of all charges, taxes and other outgoings whether governmental, municipal, contractual or otherwise, due and affecting the Inventories or any part thereof (including storage charges);

(b)

in payment or satisfaction of all costs, charges, expenses and liabilities incurred and payments made by or on behalf of the Bank or the Receiver in connection with the exercise of any powers hereunder and in preserving or attempting to preserve this security or the Inventories and of all outgoings paid by the Bank or the Receiver;

(c)	in payment to the Receiver of all remuneration as may be agreed between him and the Bank to be paid to him at, or at any time after, his appointment;

(d)

in payment or satisfaction of the remaining Secured Indebtedness (interest being satisfied first) or such part thereof as the Bank may determine until the whole of the Secured Indebtedness shall have been certified by the Bank as having been discharged and so that if the Bank is contingently liable or will or might be so liable in respect of any monies, obligations or liabilities hereby secured all monies not dealt with under the preceding provisions of this Clause shall be placed on deposit in such separate account as the Bank in its absolute discretion may think fit for the purpose of securing the contingent liabilities of the Bank and shall become subject to this security, to be applied against such contingent liabilities as they fall due and the remaining balance (if any) shall be paid to the Company or other person entitled thereto.

10.	TAXES AND OTHER DEDUCTIONS

All sums payable by the Company under this Deed shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax or other deductions or withholdings of any nature. If the Company is required by any law or regulation to make any deduction or withholding (on account of tax or otherwise) from any payment for the account of the Bank, the Company shall, together with such payment, pay such additional amount as will ensure that the Bank receives (free and clear of any tax or other deductions or withholdings) the full amount which it would have received if no such deduction or withholding had been required. The Company shall promptly forward to the Bank copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant taxation or other authority.

11.	COSTS, CHARGES AND EXPENSES

The Company shall from time to time forthwith on demand pay to or reimburse the Bank or the Receiver for :-

(a)

all costs, charges and expenses (including legal and other fees on a full indemnity basis) incurred by the Bank or the Receiver in connection with the preparation, execution and registration of this Deed and in exercising any of its or their rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing its or their rights hereunder or in connection with the preservation or attempted preservation of the Inventories or in defending any claims brought against it or them in respect of this Deed or in releasing or re-assigning this Deed upon payment of all monies hereby secured; and

(b)	all reasonable remuneration payable to the Receiver;

and until payment of the same in full, all such costs, charges, expenses and remuneration shall be secured by this Deed.

12.	INDEMNITY

12.1

General Indemnity. The Company shall indemnify the Bank and the Receiver against all reasonable losses, liabilities, damages, costs and expenses incurred by it or them in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be reasonably incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of the Company herein contained or in respect of any matter or thing done or omitted relating in any way whatsoever to the Inventories.

12.2

Payment of Security. The Bank may retain and pay out of any money in the Bank’s hands all sums necessary to effect the indemnity contained in this Clause and all sums payable by the Company under this Clause shall form part of the monies hereby secured.

13.	FURTHER ASSURANCE

13.1

Further Assurance. The Company shall at any time and from time to time (whether before or after the security hereby created shall have become enforceable) execute such further legal or other mortgages, charges or assignments and do all such transfers, assurances, acts and things as the Bank may require over or in respect of all or any of the undertaking, property, assets and rights both present and future of the Company to secure all monies, obligations and liabilities hereby covenanted to be paid or hereby secured or for the purposes of perfecting and completing any assignment of the Bank’s rights, benefits or obligations hereunder and the Company shall also give all notices, orders and directions which the Bank may require.

13.2

Enforcement of the Bank’s Rights. The Company will do or permit to be done everything which the Bank may from time to time require to be done for the purpose of enforcing the Bank’s rights hereunder and will allow the name of the Company to be used as and when required by the Bank for that purpose.

14.	POWER OF ATTORNEY

The Company irrevocably appoints the Bank, the Receiver and any persons deriving title under either of them by way of security jointly and severally to be its attorney (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Bank or the Receiver shall reasonably think proper or expedient for carrying out any obligations imposed on the Company hereunder or for exercising any of the powers hereby conferred or in connection with any sale or disposition of the Inventories or the exercise of any rights in respect thereof or for giving to the Bank the full benefit of this security and so that the appointment hereby made shall operate to confer on the Bank and the Receiver authority to do on behalf of the Company anything which it can lawfully do itself. The Company ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney or substitute may execute or do.

15.	SUSPENSE ACCOUNT

The Bank may, notwithstanding the provisions of Clause 9, place and keep any monies received by virtue of this Deed (whether before or after the insolvency or liquidation of the Company) to the credit of a non-interest bearing suspense account for so long as the Bank may think fit in order to preserve the rights of the Bank to sue or prove for the whole amount of its claims against the Company or any other person.

16.	WAIVER AND SEVERABILITY

No failure or delay by the Bank in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.

17.	MISCELLANEOUS

17.1

Continuing obligation. The liabilities and obligations of the Company under this Deed shall remain in force notwithstanding any act, omission, event or circumstances whatsoever, until full, proper and valid payment of the Secured Indebtedness.

17.2	Protective Clauses. Without limiting Clause 17.1, neither the liability of the Company nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by :-

(a)

any other Encumbrance, guarantee or other security or right or remedy being or becoming held by or available to the Bank or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Bank at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Bank may now or hereafter have from or against the Company or any other person or the granting of any time or indulgence to the Company or any other person;

(b)	any variation or modification of the Facility Agreement or security document to which the Company is a party or any Finance Document;

(c)	the invalidity or unenforceability of any obligation or liability of the Company under any facility letter or security document to which it is a party or any Finance Document;

(d)

any invalidity or irregularity in the execution of this Deed or any loan agreement or other security document or any deficiency in the powers of the Company to enter into or perform any of its obligations hereunder or under any loan agreement or other security document to which it is a party or any Finance Document; or

(e)	any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Company hereunder.

17.3

Unrestricted Right of Enforcement. This Deed may be enforced without the Bank first having recourse to any other security or rights or taking any other steps or proceedings against the Company or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies obligations and liabilities hereby secured.

17.4

Discharges and Releases. Notwithstanding any discharge, release or settlement from time to time between the Bank and the Company, if any security disposition or payment granted or made to the Bank in respect of the Secured Indebtedness by the Company or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Bank shall be entitled hereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

17.5	Amendment. Any amendment or waiver of any provision of this Deed and any waiver of any default under this Deed shall only effective if made in writing and executed by the Bank.

18.	ASSIGNMENT

18.1	The Company. The Company shall not assign any of its rights hereunder.

18.2	The Bank. The Bank may assign all or any part of its rights under this Deed.

19.	NOTICES AND SERVICE OF PROCEEDINGS

19.1

Any notice, request, certificate, demand or other communication required to be given by any party hereto to the other parties hereto shall be in writing and shall be deemed to have been so given if addressed to the addressee at its address in Hong Kong herein mentioned or to such other address in Hong Kong as may have been notified in writing by such party to the other parties hereto in accordance with this Clause 19.1.

19.2

Any notice, request, certificate, demand or other communication delivered personally shall be deemed to have been given at the time of such delivery. Any notice, request, certificate, demand or other communication dispatched by letter postage prepaid shall be deemed to have been given forty eight (48) hours after posting. Any notice, request, certificate, demand or other communication sent by telex or facsimile transmission shall be deemed to have been given at the time of dispatch and any notice, request, certificate, demand or other communication sent by cable shall be deemed to have been given twenty four (24) hours after dispatch. Provided always that any notice, request, certificate, demand or other communication to be given by the Company to the Bank shall only be effective upon actual receipt thereof by the Bank (as the case may be).

19.3

Any legal process including any writ or originating summons or otherwise and any other summons or notice to be served on a party by the other party hereto in any legal proceeding or action in any court or tribunal shall be deemed to be sufficiently and duly served forty-eight (48) hours after having been left or sent by ordinary pre-paid post to the addressee’s registered office or usual place of business in Hong Kong and in proving service it shall be sufficient to prove that the legal process or summons or notice was properly addressed and posted or properly left (as the case may be) irrespective of whether the same is returned through the post undelivered to the addressee.

20.	SET OFF AND LIEN

The Company agrees that the Bank shall (without prejudice to any general or banker’s lien, right of set-off or any other right to which it may be entitled) have the right, without notice to the Company or any other person, at any time to set off and apply any credit balance on any account (whether subject to notice or not and whether matured or not and in whatever currency) of the Company with the Bank and any other indebtedness owing by the Bank to the Company, against any moneys, obligations and liabilities of the Company to the Bank on any account or in any other respect whether actual or contingent and the Bank is authorized to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary for this purpose. Until payment in full of the Secured Indebtedness the Bank shall, in addition to any other rights and remedies, have a lien on all property and assets of the Company from time to time in the possession of or registered in the name of the Bank or its nominees (including but not limited to all stocks, shares and marketable or other securities) whether such property and assets are held for safe custody or otherwise.

21.	CURRENCY CONVERSION

21.1

For the purpose of or pending the discharge of any of the Secured Indebtedness, the Bank may convert any moneys received, recovered or realized under this Deed (including the proceeds of any previous conversion under this Clause) from their existing currency of denomination into such other currency of denomination as the Bank may think fit and any such conversion shall be effected at the then prevailing spot selling rate of exchange for such other currency against the existing currency quoted by the Bank. Each previous reference in this Clause to a currency extends to funds of that currency and for the avoidance of doubt, funds of one currency may be converted into different funds of the same currency.

21.2

No payment to the Bank (whether under any judgment or court order or otherwise) shall discharge the Company’s obligation or liability in respect of which it was made unless and unitl the Bank shall have received payment in full in the currency in which such obligation or liability was incurred and to the extent the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency, the Bank shall have a further separate cause of action against the Company and shall be entitled to enforce the security hereby created to recover the amount of the shortfall. The Company hereby agrees to fully indemnify the Bank in this respect.

22.	GOVERNING LAW AND JURISDICTION

22.1	Law. This Deed and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of Hong Kong.

22.2

Jurisdiction. The Company agrees that any legal action or proceeding arising out of or relating to this Deed may be brought in the courts of Hong Kong Special Administrative Region and irrevocably submits to the non-exclusive jurisdiction of such courts.

22.3

No Limitation on Right of Action. Nothing herein shall limit the right of the Bank to commence any legal action against the Company and/or its property in any other jurisdiction or to serve process in any manner permitted by law, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

22.4

Process Agent. The Company irrevocably appoints [name] whose registered office is situate at [address] to receive for it and on its behalf, service of process in any proceedings in Hong Kong. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by the Company or the Borrowers). If for any reason the process agent ceases to be able to act as such or no longer has an address in Hong Kong, the Company irrevocably agrees to appoint a substitute process agent acceptable to the Bank, and to deliver to the Bank a copy of the new agent’s acceptance of that appointment within thirty (30) days. Nothing herein shall affect the right to serve any process in any other manner permitted by law.

23.	MISCELLANEOUS

23.1

Legal Representation: The parties acknowledge that Messrs. Li, Wong, Lam & W.I. Cheung acts as legal counsel of the Bank only relating to this Deed. The Company will take separate legal advice as it sees fit.

23.2

Third Party Rights: Nothing contained herein is intended to grant to any third party any right to enforce any term hereof or to confer on any third party any right or benefit hereunder for the purposes of the Contracts (Rights of Third Parties) Ordinance and any enactment thereof and the application of the said Ordinance is expressly excluded.

IN WITNESS whereof this Deed has been duly executed the day and year first above written.

SEALED with the COMMON SEAL of the Company and SIGNED by duly authorized by the Board of Directors, in the presence of :-	) ) ) ) )	/s/ Qingchun Zeng

[Signature Page]

DATED the 23rd day of November 2018

Import It Corp.

to

Taipei Fubon Commercial Bank Co., Ltd.

****************************************************

DEED OF CHARGE

OF INVENTORIES

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▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪

LI, WONG, LAM & W.I. CHEUNG

SOLICITORS & NOTARIES

22/F., INFINITUS PLAZA,

199 DES VOEUX ROAD CENTRAL,

HONG KONG

Ref. : 033/93398/18/COMM/B/033/147

THIS DEED OF CHARGE OF INVENTORIES is made the [25] day of [Oct] 2018

BETWEEN

(1)

ECMOHO (Hong Kong) Limited, registration no. 2218839, a company incorporated under the laws of Hong Kong whose registered office is situated at Flat 9, 4/F, Beverley Commercial Centre, 87-105 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong (“the Company”); and

(2)

Taipei Fubon Commercial Bank Co., Ltd., Hong Kong Branch whose principal place of business in Hong Kong is situated at 16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (“the Bank”).

WHEREAS:

(A)

By a facility letter (“Facility Agreement”) dated [18 Oct] 2018 issued by the Bank to the Company and Import It Corp. (collectively “the Borrowers”) and duly executed by them, the Bank agreed to provide to the Borrowers revolving credit facility to the extent of USD25,000,000.00.

(B)

It is a condition (amongst others) of the Facility Agreement that a floating charge of the Inventories (as hereinafter defined) be provided by the Company in favour of the Bank as security for Secured Indebtedness (as hereinafter defined).

NOW THIS DEED WITNESSES as follows:

1.	INTERPRETATION

1.1	Definitions and construction. In this Deed, unless the context requires otherwise:

“Approved Storage Areas” means godown, warehouses and demarcated spaces in which the Inventories shall be stored from time to time with the prior written approval of the Bank;

“Borrowers” means the Company and Import It Corp collectively and “Borrower” means any of them and where the context requires includes their respective successors and assigns;

“Charge of Inventories (2)” means a first legal floating charge of Inventories (as therein defined) to be provided by Import It Corp. in favour of the Chargee as security for Secured Indebtedness.

“Charge Over Bank Account” means (i) a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by the Company in favour of the Bank as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by Import It Corp. in favour of the Bank as security for Secured Indebtedness; “Charge over Receivables” means (i) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by the Company in favour of the Bank as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by Import It Corp. in favour of the Bank as security for Secured Indebtedness; “Credit Facility” means the revolving credit facility to the extent of USD25,000,000.00 to be provided by the Bank to the Borrowers under the Facility Agreement;

“Deed” means this deed of charge of inventories including its amendments, supplements and replacements;

“Encumbrance” means:

(i)	any mortgage, charge, pledge, lien, encumbrance, hypothecation or other security interest or security arrangement of any kind;

(ii)	any arrangement whereby any rights are subordinated to any rights of any third party; and

(iii)	any contractual right of set-off;

“Event of Default” means any event specified as such in Clause 7 and “prospective Event of Default” means any event which with the giving of notice and/or the passage of time and/or the fulfillment of any other condition would be an Event of Default;

“Facility Agreement” means the facility letter dated [18 Oct] 2018 issued by the Bank to the Borrowers relating to the Credit Facility and including its amendments, supplements and replacements;

“Finance Documents” means the Facility Agreement, this Deed, the Guarantees, the Charge over Bank Account, the Charge over Receivables, the Charge of Inventories (2), Share Charges and all other securities and documents relating to the Credit Facility and “Finance Document” mean any of them;

“Guarantees” means (i) collectively the guarantee to be provided by ECMOHO (Hong Kong) Health Technology Limited in favour of the Bank as security for all liabilities due by the Borrowers to the Bank to the extent of USD25,000,000.00 and interest, costs and expenses; and (ii) the guarantee to be provided by ECMOHO Limited in favour of the Bank as security for all liabilities due by the Borrowers to the Bank to the extent of USD25,000,000.00 and interest, costs and expenses;

“Hong Kong” means Hong Kong Special Administrative Region of PRC;

“Inventories” means (i) all raw materials, works in process and finished goods both present and future owned by the Company or to which the Company is entitled and whether in transit or in storage (ii) documents of title, warehouse keeper receipts, certificates of deposit relating to them, (iii) sale proceeds relating to them; and (iv) insurance proceeds relating to them;

“Obligors” means all parties to the Finance Documents other than the Bank and “Obligor” means any one of them;

“PRC” means The People’s Republic of China;

“Receiver” means any receiver, manager, receiver and manager or other similar officer appointed by the Bank in respect of the security hereby granted;

“Secured Indebtedness” means all moneys, obligations and liabilities whether actual or contingent now or hereafter due owing or incurred to the Bank by any of the Obligors under Finance Documents in whatever currency denominated and whether alone or jointly and whether as principal or surely when the same are due and including all costs and expenses incurred by the Bank relating thereto on a full indemnity basis;

“Share Charges” means (i) the first fixed legal charge of 18,787,600 Class B Ordinary Shares of ECMOHO Limited held by Behealth Limited in favour of the Bank as security for Secured Indebtedness; and (ii) the first fixed legal charge of 18,787,600 Class B Ordinary Shares of ECMOHO Limited held by Uhealth Limited in favour of the Bank as security for Secured Indebtedness; and “USD” means United States Dollar, the lawful currency of the United States of America.

1.2	Successors and Assigns. The expressions “Company” and “Bank” shall where the context permits include their respective successors and permitted assigns and any persons deriving title under them.

1.3

Miscellaneous. In this Deed, unless the context requires otherwise, references to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time; words importing the singular include the plural and vice versa and words importing a gender include every gender, references to this Deed or any other security document shall be construed as references to such document as the same may be amended or supplemented from time to time; unless otherwise stated, references to Clauses and Schedules are to clauses and schedules of this Deed, and reference to person shall include an individual firm company corporation and an unincorporated body of persons. Clause headings are inserted for reference only and shall be ignored in construing this Deed.

2.	COVENANT TO PAY

The Company hereby covenants that it will on demand pay to the Bank the Secured Indebtedness and discharge all moneys obligations and liabilities whether actual or contingent now or hereinafter due owing or incurred to the Bank by the Obligors under the Finance Documents in whatever currency denominated and whether alone or jointly and in whatever style name or form and whether as principal or surety when the same are due including all costs and expenses incurred by the Bank relating thereto on a full indemnify basis..

3.	CHARGE

3.1

Charge. The Company as legal and beneficial owner hereby charges to the Bank the Inventories by way of first floating charge as a continuing security for the payment and discharge of the Secured Indebtedness Provided That upon payment and discharge of the entire Secured Indebtedness the Bank shall, at the request and costs of the Company, release the Inventories hereby charged.

3.2	Conversion of Floating Charge.

(a)

The Bank may, upon the occurrence of an Event of Default or a prospective Event of Default, by serving a notice in writing on the Company, convert the floating charge hereby created into a fixed charge as regards any property, assets or rights specified in that notice.

(b)

Without prejudice to the effect of this Clause, if the Company mortgages, charges, pledges or otherwise encumbers (whether by way of fixed or floating charge or otherwise howsoever) any of the Inventories or attempts to do so without the prior consent in writing of the Bank, or is otherwise in breach of any of the provisions in Clause 6, or if any person levies or attempts to levy any distress, execution or sequestration or other process against all or any of the Inventories on the occurrence of any of such events, the floating charge created under Clause 3.1 shall automatically and immediately, without any notice from the Bank or any other formality or process whatsoever, crystallize and operate as a fixed charge as regards the Inventories.

4.	CONTINUING SECURITY

This Deed shall be a continuing security and shall remain in full force and effect until the day the Secured Indebtedness has been paid in full notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Company or any other Obligors or any intermediate settlement of account or other matter whatsoever. This Deed is in addition to, and independent of, any charge, guarantee or other security or right or remedy now or at any time hereafter held by or available to the Bank.

5.	REPRESENTATIONS AND WARRANTIES

5.1	Representations and Warranties. The Company represents and warrants to the Bank that:

(a)	the Inventories are or when acquired will be legal and beneficially owned by the Company free from any Encumbrances except for the charge created under or pursuant to this Deed;

(b)	no litigation, arbitration or administrative proceeding is currently taking place or pending or threatened in relation to the Inventories;

(c)

it has the power and has obtained the requisite authority to enter into this Deed and to perform its obligations (including but not limited to the passing of the required board resolution of the Company;

(d)

its entry into and/or performance of or compliance with its obligations under this Deed do not and will not violate any law to which it is subject or any of the documents constituting it or agreement or arrangement to which it is a party;

(e)	this Deed constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms;

(f)	no Event of Default or prospective Event of Default has occurred; and

(g)

all financial and other information supplied to the Bank in connection with this Deed is correct, true and accurate in all respects and the Company is not aware of any fact which has not been disclosed in writing to the Bank which might have a material effect on any such information or which might affect the willingness of the Bank to grant any facility to the Company.

5.2

Continuing Representations and Warranties. The Company also represents and warrants to and undertakes with the Bank that the foregoing representations and warranties will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances subsisting at the relevant time.

6.	UNDERTAKINGS

6.1

Affirmative undertakings relating to Inventories. The Company undertakes and agrees with the Bank throughout the continuance of this Deed and so long as the Secured Indebtedness or any part thereof remains owing that the Company will, unless the Bank otherwise agree in writing:

(a)	keep all Inventories at Approved Storage Areas only in good order, repair and conditions;

(b)	procure that all Inventories kept at Approved Storage Areas be subject to adequate supervision, monitoring and control;

(c)

keep all Intangibles insured for full value against all insurable risk (including fire, flood, other natural calamities or acts of god, burglary, theft, riots, strikes and malicious damage) as may be reasonably required by the Bank and procure that such insurance policies shall be endorsed in the name of the Bank as loss payee;

(d)	promptly pay all taxes fees and other governmental fees relating to the Inventories under applicable laws;

(e)	promptly pay all fees relating to the storage and other services in respect of the Inventories;

(f)

permit and provide the Bank’s authorized representatives or agents access to Approved Storage Areas to conduct such inspections, verifications and checks on the quality, quantity and condition of the Inventories as the Bank may request at its sole discretion;

(g)

procure that inventory reports relating to Inventories kept at Approved Storage Areas to be provided to the Bank on monthly basis or on any other duration of time as determined by the Bank from time to time;

(h)

at the written request of the Bank, procure that collateral managers appointed by the Bank shall take control over the Inventories kept at Approved Storage Areas and take such actions as may be necessary to facilitate the vesting of such control in the collateral managers so appointed;

(i)	promptly report to the Bank any incident which may cause damage and loss of Inventories whether in transit or in storage and take necessary actions to prevent or limit such damage or loss;

(j)	deliver to the Bank all documents of title, warehouse keepers’ receipts and certificate of deposit relating to the Inventories upon written request by the Bank; and

(k)	ensure that all Inventories are separately stored and not commingled with other materials and goods and can be readily identified and retrievable.

6.2

Affirmative undertakings in general. The Company undertakes and agrees with the Bank throughout the continuance of this Deed and so long as the Secured Indebtedness or any part thereof remains owing that the Company will, unless the Bank otherwise agree in writing:

(a)	conduct and carry on its business in a proper and efficient manner and keep or cause to be kept proper books of accounts relating to such business;

(b)

get in and realize all book and other debts and claims as they fall due and not charge or dispose of and (except in its ordinary course of business) not release exchange compound set off or grant time or indulgence in respect of all or any of the same;

(c)

observe and perform all covenants and stipulations from time to time affecting its patents, patent applications, trade marks, trade names, registered designs and copyrights and all other industrial or intangible property or any license or ancillary or connected rights from time to time relating to industrial or intangible property and preserve maintain and renew when necessary or desirable all such licenses and rights;

(d)

keep the Company’s undertaking or any part thereof insured (whenever required by the Bank to do so) in the name of the Company (with the Bank’s interest as mortgagee noted on the policy except in relation to policy for third party or public liability) and with a clause to ensure payment of any loss to the Bank except in relation to payment of any loss to third parties in the full replacement value thereof, with an insurance company arranged by such reputable insurance company as shall have been previously approved in writing by the Bank against such loss or damage as are normally maintained by prudent companies carrying on similar business, and duly pay and discharge all premiums and other moneys necessary for effecting and keeping up such insurances, and produce to and deposit with the Bank the policies of such insurance or the cover note in relation thereto and sufficient evidence of such payments, failing which the Bank may take out or renew such insurances in any sum which the Bank may think expedient, and all moneys expended by the Bank under this subclause shall be reimbursed by the Company on demand and bear interest at the default rate to be charged by the Bank and from the time of the same having been expended and until such payment the same shall be deemed part of the Secured Indebtedness and shall be recoverable accordingly. All moneys to be received by virtue of any insurance maintained or effected by the Company (whether or not in pursuance of the Company’s obligations hereunder) shall be applied in replacing, restoring or reinstating the undertaking property or assets destroyed or damaged and any deficiency being made good by the Company;

(e)	at the request of the Bank, direct the Company’s debtors to make payment into such account in the name of the Company with the Bank as may be designated by the Bank;

(f)	furnish to the Bank copies of the audited balance sheet and profit and loss account of the Company within the prescribed period required by the Bank after the end of each accounting year;

(g)	permit the Bank or any other person appointed by it at all reasonable times to have access to all books of account, financial records and documents kept by the Company;

(h)	promptly inform the Bank of:-

(i)	the occurrence of any Event of Default or prospective Event of Default;

(ii)	any litigation, arbitration or administrative proceeding brought against the Company;

(i)	punctually pay and discharge all debts and obligations which by law have priority over the security hereby constituted;

(j)	punctually pay all sums due from it to the Bank and otherwise comply with its obligations under this Deed;

(k)

cause the Company’s undertaking or any part thereof to be valued by a duly qualified valuer, approved in writing by the Bank, at such times and from time to time and for such purposes and on such bases as the Bank may require;

(l)	comply with all governmental or other legal requirements and notices, whether statutory or otherwise, in respect of the Undertaking or any part thereof; and

(m)

permit the Bank or any other person appointed by it at all reasonable times to have access to and view the state of repair and condition of the Company’s undertaking or any part thereof without such person by so doing, being deemed to have taken possession of the Company’s undertaking or any part thereof.

6.3

Negative Undertakings. The Company undertakes and agrees with the Bank throughout the continuance of this Deed and so long as the Secured Indebtedness or any part thereof remains owing that the Company will not, unless the Bank otherwise agree in writing:

(a)

sell, lend, transfer, part with possession of or otherwise assign, deal with or dispose of or grant any option over the Inventories or any interest therein or attempt or agree to do any of the same except for the manufacture and sale of Inventories in the ordinary course of business of the Company;

(b)

create or attempt or agree to create or permit to arise or exist any Encumbrance over the Inventories or any interest therein (except for Prior Charge (if any) and under or pursuant to this Deed) and no Encumbrance purported to be created in breach of this restriction shall take priority over or rank pari passu with the Bank’s securities provided under this Deed; and

(c)	do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the Bank’s security hereunder.

7.	EVENTS OF DEFAULT

7.1	Each of the following events shall be an Event of Default:-

(a)

any of the Borrowers makes default in the payment on the due date and in accordance with the terms and conditions under Facility Agreement of any principal or interest or other moneys outstanding and payable by the Company to the Bank (whether demanded or not); or

(b)	any of the Obligors make default in the payment on the due date and in accordance with the terms and conditions relating thereto under any Finance Documents in respect of money and other liabilities;

(c)	any representation, warranty or undertaking by the Company hereunder is not complied with or proves to have been or to be untrue or incorrect;

(d)	any representation, warranty or undertaking by any of the Obligors under any Finance Documents is not complied with or proves to have been or to be untrue or incorrect;

(e)	the Company does not comply with any of the Company’s covenants or obligations under this Deed;

(f)	any of the Obligors does not comply with any of its covenants and obligation under any Finance Documents;

(g)

a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of the Company or any Obligor, save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Bank;

(h)

the Company or any of the Obligors shall without the consent in writing of the Bank stop payment to creditors generally or (if applicable) the Company or any of the Obligors shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in Sub-Clause 7.1(g)) cease or threaten to cease to carry on its business or any substantial part thereof or shall be unable to pay its debts or disposes the whole or a substantial part of its undertaking or assets;

(i)

there occurs a material adverse change in the Company’s or any Obligor’s financial condition which would, in the reasonable opinion of the Bank, prevent the Company or any Obligor from performing in any material respect its obligations under this Deed or under any Finance Documents;

(j)

the Company purports or attempts to create any Encumbrance over all or any part of the Inventories or any third party asserts a reasonable and substantial claim in respect thereof (except as permitted under this Deed);

(k)

the security hereby created or under any Finance Documents or any part thereof fails or ceases for any reason to be in full force and effect or is terminated or jeopardised or becomes invalid or unenforceable or if there is any dispute regarding the same or if there is any purported termination of the same or it becomes impossible or unlawful for the Company or any Obligor to perform any of its obligations hereunder or under any Finance Documents or for the Bank to exercise all or any of its rights, powers and remedies hereunder or under any Finance Documents; and

(l)

a creditor takes possession of all or any part of the business or assets of the Company or any Obligor or any execution or other legal process is enforced against the business or any asset of the Company and is not discharged within seven (7) days.

7.2	If an Event of Default has occurred, the Bank may:

(a)

declare the Secured Indebtedness, all loans and other moneys, obligations and liabilities hereby secured to be, whereupon they shall become, immediately due and payable without further demand, notice or other legal formality of any kind;

(b)	declare the Credit Facility to be terminated whereupon all obligations of the Bank to make further advances to the Company shall immediately cease; and

(c)	demand that the Company to provide cash cover to the Bank for all liabilities of the Company to the Bank, whereupon the Company shall be under an immediate obligation to provide such cash cover.

8.	ENFORCEMENT

8.1	Enforcement. Upon the occurrence of an Event of Default, the security hereby created shall become enforceable in accordance with the provisions hereof.

8.2

Powers of Bank. At any time after the security hereby created has become enforceable, the Bank may exercise, without further notice and whether or not it shall have appointed a Receiver, all the powers and discretions hereby conferred either expressly or by implication on a Receiver (and in relation to express powers and discretions as if any reference to the Receiver were a reference to the Bank) and all other powers conferred upon mortgagees by law or otherwise.

8.3

Appointment of Receiver. At any time after the security hereby created has become enforceable, or if requested by the Company, the Bank may in writing either under seal or under the hand of a duly authorised officer of the Bank, appoint any person or persons to be a Receiver of the Inventories and may from time to time fix his or their remuneration and may remove any Receiver so appointed and appoint another in his place. Where more than one Receiver is so appointed, any reference to this Deed to a Receiver shall apply to any of the Receivers so appointed and the appointment shall be deemed to be a joint and several appointment so that the rights, powers, duties and discretions vested in the Receiver may be exercised jointly by the Receivers so appointed or severally by each of them.

8.4

Powers of Receiver. The Receiver shall be the agent of the Company and the Company shall be solely responsible for the Receiver’s acts or defaults and for the Receiver’s remuneration and the Receiver shall, in addition to all powers conferred upon mortgagees or receivers by law or otherwise, have power (exercisable without further notice):-

(a)	to take possession of, collect and get in and give receipts for the Inventories;

(b)

to sell by public auction or private contract or otherwise dispose of or deal with the Inventories in such manner, for such consideration and generally on such terms and subject to such conditions as the Receiver may reasonably think fit with full power to convey or otherwise transfer the Inventories in the name of the Company or other legal or registered owner. Any consideration may be in the form of cash, debentures, shares, stock or other valuable consideration and may be payable immediately or by instalments spread over such period as the Receiver shall reasonably think fit and so that any consideration received in a form other than cash shall forthwith on receipt be and become charged with the payment of the Secured Indebtedness;

(c)

to insure and keep insured against loss or damage by such risks and contingencies as the Receiver may think fit the Inventories of an insurable nature in such manner in all respects as the Receiver may think fit and to maintain, renew or increase any insurances in respect of the Inventories;

(d)	to institute, prosecute and defend any proceedings in the name of the Company or otherwise as may seem expedient in relation to the Inventories;

(e)	to make and effect all repairs, renewals, alterations, improvements and developments to or in respect of the Inventories;

(f)	to make any arrangement, settlement or compromise or enter into any contracts which the Receiver shall reasonably think expedient in relation to the Inventories in the interests of the Bank;

(g)

for the purpose of exercising any of the powers, authorities and discretions conferred on him by or pursuant to this Deed and of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise thereof or for any other purpose in connection herewith, to raise and borrow money either unsecured or on the security of the Inventories either in priority to this Deed or otherwise and generally on such terms and conditions as he may reasonably think fit PROVIDED THAT:-

(i)

no Receiver shall exercise such power without first obtaining the written consent of the Bank and the Bank shall incur no liability to the Company or any other person by reason of its giving or refusing such consent whether absolutely or subject to any limitation or condition; and

(ii)

no person lending such money shall be concerned to enquire as to the existence of such consent or the terms thereof or as to the propriety or purpose of the exercise of such power or to see to the application of any money so raised or borrowed;

(h)

to appoint managers, agents, officers, solicitors, accountants, auctioneers, brokers, architects, engineers, workmen or other professional or non-professional advisers, agents or employees for any of the aforesaid purposes at such salaries or for such remuneration and for such periods as the Receiver may reasonably determine and to dismiss any of the same or any of the existing staff of the Company and to delegate to any person any of the powers hereby conferred on the Receiver;

(i)

in the exercise of any of the above powers to expend such sums as the Receiver may think fit and the Company shall forthwith on demand repay to the Receiver all sums so expended together with interest thereon at such rates as hereinbefore mentioned from time to time of the same having been paid or incurred and until such repayment such sums together with such interest shall be secured by this Deed;

(j)	to have access to and make use of the premises and the accounting and other records of the Company and the services of its staff for all or any of the purposes aforesaid; and

(k)

to do all such other acts and things as may be considered by the Receiver to be incidental or conductive to any of the matters or powers aforesaid or otherwise incidental or conductive to the realisation of the Bank’s security created by this Deed and which the Receiver may lawfully do and to use the name of the Company for all the purposes aforesaid.

8.5	No Restrictions on Power of Sale. No restrictions imposed by any ordinance or other statutory provision relation to the exercise of any power of sale shall apply to this Deed.

8.6

Receiver to Conform to Bank’s Directions. The Receiver shall in the exercise of the Receiver’s powers, authorities and discretions conform to the directions and regulations from time to time given or made by the Bank.

8.7

Powers to be Given Wide Construction. The powers of the Bank and the Receiver hereunder shall be construed in the widest possible sense to the intent that the Bank and the Receiver shall be afforded as wide and flexible a range of powers as possible.

8.8

No Liability to Account as Mortgagee in Possession. Nothing that shall be done by or on behalf of the Bank shall render it liable to account as a mortgagee in possession for any sums other than actual receipts.

8.9

No Liability for Losses. The Bank and the Receiver shall not be answerable for any losses, involuntary or otherwise, which may arise in the exercise by the Bank or the Receiver of their respective powers hereunder.

8.10

Purchaser Not Bound to Enquire. No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Bank or the Receiver to exercise any of the powers hereby conferred has arisen or not or be concerned with the propriety or regularity of the exercise thereof or be concerned with notice to the contrary or be concerned or responsible for the application of any monies received by the Bank or the Receiver and the receipt of the Bank or the Receiver for any monies paid to it shall be a good and sufficient discharge to the person paying the same.

9.	APPLICATION OF RECEIPTS

All monies received by the Bank or the Receiver hereunder shall be applied in or towards satisfaction of the Secured Indebtedness in such order of priority as the Bank in its absolute discretion may determine (subject to the prior discharge of all liabilities having priority thereto by law) and subject to any such determination in the following order of priority:-

(a)	In discharge of all charges, taxes and other outgoings whether governmental, municipal, contractual or otherwise, due and affecting the Inventories or any part thereof (including storage charges);

(b)

in payment or satisfaction of all costs, charges, expenses and liabilities incurred and payments made by or on behalf of the Bank or the Receiver in connection with the exercise of any powers hereunder and in preserving or attempting to preserve this security or the Inventories and of all outgoings paid by the Bank or the Receiver;

(c)	in payment to the Receiver of all remuneration as may be agreed between him and the Bank to be paid to him at, or at any time after, his appointment;

(d)

in payment or satisfaction of the remaining Secured Indebtedness (interest being satisfied first) or such part thereof as the Bank may determine until the whole of the Secured Indebtedness shall have been certified by the Bank as having been discharged and so that if the Bank is contingently liable or will or might be so liable in respect of any monies, obligations or liabilities hereby secured all monies not dealt with under the preceding provisions of this Clause shall be placed on deposit in such separate account as the Bank in its absolute discretion may think fit for the purpose of securing the contingent liabilities of the Bank and shall become subject to this security, to be applied against such contingent liabilities as they fall due and the remaining balance (if any) shall be paid to the Company or other person entitled thereto.

10.	TAXES AND OTHER DEDUCTIONS

All sums payable by the Company under this Deed shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax or other deductions or withholdings of any nature. If the Company is required by any law or regulation to make any deduction or withholding (on account of tax or otherwise) from any payment for the account of the Bank, the Company shall, together with such payment, pay such additional amount as will ensure that the Bank receives (free and clear of any tax or other deductions or withholdings) the full amount which it would have received if no such deduction or withholding had been required. The Company shall promptly forward to the Bank copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant taxation or other authority.

11.	COSTS, CHARGES AND EXPENSES

The Company shall from time to time forthwith on demand pay to or reimburse the Bank or the Receiver for:-

(a)

all costs, charges and expenses (including legal and other fees on a full indemnity basis) incurred by the Bank or the Receiver in connection with the preparation, execution and registration of this Deed and in exercising any of its or their rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing its or their rights hereunder or in connection with the preservation or attempted preservation of the Inventories or in defending any claims brought against it or them in respect of this Deed or in releasing or re-assigning this Deed upon payment of all monies hereby secured; and

(b)	all reasonable remuneration payable to the Receiver;

and until payment of the same in full, all such costs, charges, expenses and remuneration shall be secured by this Deed.

12.	INDEMNITY

12.1

General Indemnity. The Company shall indemnify the Bank and the Receiver against all reasonable losses, liabilities, damages, costs and expenses incurred by it or them in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be reasonably incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of the Company herein contained or in respect of any matter or thing done or omitted relating in any way whatsoever to the Inventories.

12.2

Payment of Security. The Bank may retain and pay out of any money in the Bank’s hands all sums necessary to effect the indemnity contained in this Clause and all sums payable by the Company under this Clause shall form part of the monies hereby secured.

13.	FURTHER ASSURANCE

13.1

Further Assurance. The Company shall at any time and from time to time (whether before or after the security hereby created shall have become enforceable) execute such further legal or other mortgages, charges or assignments and do all such transfers, assurances, acts and things as the Bank may require over or in respect of all or any of the undertaking, property, assets and rights both present and future of the Company to secure all monies, obligations and liabilities hereby covenanted to be paid or hereby secured or for the purposes of perfecting and completing any assignment of the Bank’s rights, benefits or obligations hereunder and the Company shall also give all notices, orders and directions which the Bank may require.

13.2

Enforcement of the Bank’s Rights. The Company will do or permit to be done everything which the Bank may from time to time require to be done for the purpose of enforcing the Bank’s rights hereunder and will allow the name of the Company to be used as and when required by the Bank for that purpose.

14.	POWER OF ATTORNEY

The Company irrevocably appoints the Bank, the Receiver and any persons deriving title under either of them by way of security jointly and severally to be its attorney (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Bank or the Receiver shall reasonably think proper or expedient for carrying out any obligations imposed on the Company hereunder or for exercising any of the powers hereby conferred or in connection with any sale or disposition of the Inventories or the exercise of any rights in respect thereof or for giving to the Bank the full benefit of this security and so that the appointment hereby made shall operate to confer on the Bank and the Receiver authority to do on behalf of the Company anything which it can lawfully do itself. The Company ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney or substitute may execute or do.

15.	SUSPENSE ACCOUNT

The Bank may, notwithstanding the provisions of Clause 9, place and keep any monies received by virtue of this Deed (whether before or after the insolvency or liquidation of the Company) to the credit of a non-interest bearing suspense account for so long as the Bank may think fit in order to preserve the rights of the Bank to sue or prove for the whole amount of its claims against the Company or any other person.

16.	WAIVER AND SEVERABILITY

No failure or delay by the Bank in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.

17.	MISCELLANEOUS

17.1

Continuing obligation. The liabilities and obligations of the Company under this Deed shall remain in force notwithstanding any act, omission, event or circumstances whatsoever, until full, proper and valid payment of the Secured Indebtedness.

17.2	Protective Clauses. Without limiting Clause 17.1, neither the liability of the Company nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:-

(a)

any other Encumbrance, guarantee or other security or right or remedy being or becoming held by or available to the Bank or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Bank at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Bank may now or hereafter have from or against the Company or any other person or the granting of any time or indulgence to the Company or any other person;

(b)	any variation or modification of the Facility Agreement or security document to which the Company is a party or any Finance Document;

(c)	the invalidity or unenforceability of any obligation or liability of the Company under any facility letter or security document to which it is a party or any Finance Document;

(d)

any invalidity or irregularity in the execution of this Deed or any loan agreement or other security document or any deficiency in the powers of the Company to enter into or perform any of its obligations hereunder or under any loan agreement or other security document to which it is a party or any Finance Document; or

(e)	any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Company hereunder.

17.3

Unrestricted Right of Enforcement. This Deed may be enforced without the Bank first having recourse to any other security or rights or taking any other steps or proceedings against the Company or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies obligations and liabilities hereby secured.

17.4

Discharges and Releases. Notwithstanding any discharge, release or settlement from time to time between the Bank and the Company, if any security disposition or payment granted or made to the Bank in respect of the Secured Indebtedness by the Company or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Bank shall be entitled hereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

17.5	Amendment. Any amendment or waiver of any provision of this Deed and any waiver of any default under this Deed shall only effective if made in writing and executed by the Bank.

18.	ASSIGNMENT

18.1	The Company. The Company shall not assign any of its rights hereunder.

18.2	The Bank. The Bank may assign all or any part of its rights under this Deed.

19.	NOTICES AND SERVICE OF PROCEEDINGS

19.1

Any notice, request, certificate, demand or other communication required to be given by any party hereto to the other parties hereto shall be in writing and shall be deemed to have been so given if addressed to the addressee at its address in Hong Kong herein mentioned or to such other address in Hong Kong as may have been notified in writing by such party to the other parties hereto in accordance with this Clause 19.1.

19.2

Any notice, request, certificate, demand or other communication delivered personally shall be deemed to have been given at the time of such delivery. Any notice, request, certificate, demand or other communication dispatched by letter postage prepaid shall be deemed to have been given forty eight (48) hours after posting. Any notice, request, certificate, demand or other communication sent by telex or facsimile transmission shall be deemed to have been given at the time of dispatch and any notice, request, certificate, demand or other communication sent by cable shall be deemed to have been given twenty four (24) hours after dispatch. Provided always that any notice, request, certificate, demand or other communication to be given by the Company to the Bank shall only be effective upon actual receipt thereof by the Bank (as the case may be).

19.3

Any legal process including any writ or originating summons or otherwise and any other summons or notice to be served on a party by the other party hereto in any legal proceeding or action in any court or tribunal shall be deemed to be sufficiently and duly served forty-eight (48) hours after having been left or sent by ordinary pre-paid post to the addressee’s registered office or usual place of business in Hong Kong and in proving service it shall be sufficient to prove that the legal process or summons or notice was properly addressed and posted or properly left (as the case may be) irrespective of whether the same is returned through the post undelivered to the addressee.

20.	SET OFF AND LIEN

The Company agrees that the Bank shall (without prejudice to any general or banker’s lien, right of set-off or any other right to which it may be entitled) have the right, without notice to the Company or any other person, at any time to set off and apply any credit balance on any account (whether subject to notice or not and whether matured or not and in whatever currency) of the Company with the Bank and any other indebtedness owing by the Bank to the Company, against any moneys, obligations and liabilities of the Company to the Bank on any account or in any other respect whether actual or contingent and the Bank is authorized to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary for this purpose. Until payment in full of the Secured Indebtedness the Bank shall, in addition to any other rights and remedies, have a lien on all property and assets of the Company from time to time in the possession of or registered in the name of the Bank or its nominees (including but not limited to all stocks, shares and marketable or other securities) whether such property and assets are held for safe custody or otherwise.

21.	CURRENCY CONVERSION

21.1

For the purpose of or pending the discharge of any of the Secured Indebtedness, the Bank may convert any moneys received, recovered or realized under this Deed (including the proceeds of any previous conversion under this Clause) from their existing currency of denomination into such other currency of denomination as the Bank may think fit and any such conversion shall be effected at the then prevailing spot selling rate of exchange for such other currency against the existing currency quoted by the Bank. Each previous reference in this Clause to a currency extends to funds of that currency and for the avoidance of doubt, funds of one currency may be converted into different funds of the same currency.

21.2

No payment to the Bank (whether under any judgment or court order or otherwise) shall discharge the Company’s obligation or liability in respect of which it was made unless and until the Bank shall have received payment in full in the currency in which such obligation or liability was incurred and to the extent the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency, the Bank shall have a further separate cause of action against the Company and shall be entitled to enforce the security hereby created to recover the amount of the shortfall. The Company hereby agrees to fully indemnify the Bank in this respect.

22.	GOVERNING LAW AND JURISDICTION

22.1	Law. This Deed and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of Hong Kong.

22.2

Jurisdiction. The Company agrees that any legal action or proceeding arising out of or relating to this Deed may be brought in the courts of Hong Kong Special Administrative Region and irrevocably submits to the non-exclusive jurisdiction of such courts.

22.3

No Limitation on Right of Action. Nothing herein shall limit the right of the Bank to commence any legal action against the Company and/or its property in any other jurisdiction or to serve process in any manner permitted by law, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

23.	MISCELLANEOUS

23.1

Legal Representation: The parties acknowledge that Messrs. Li, Wong, Lam & W.l. Cheung acts as legal counsel of the Bank only relating to this Deed. The Company will take separate legal advice as it sees fit.

23.2

Third Party Rights: Nothing contained herein is intended to grant to any third party any right to enforce any term hereof or to confer on any third party any right or benefit hereunder for the purposes of the Contracts (Rights of Third Parties) Ordinance and any enactment thereof and the application of the said Ordinance is expressly excluded.

IN WITNESS whereof this Deed has been duly executed the day and year first above written.

SEALED with the COMMON SEAL of the Company and SIGNED by duly authorized by the Board of Directors, in the presence of:-	) ) ) ) )	/s/ Zeng Qingchun

DATED the 25 day of Oct 2018

ECMOHO (Hong Kong) Limited

to

Taipei Fubon Commercial Bank Co., Ltd.

****************************************************

DEED OF CHARGE

OF INVENTORIES

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▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪▪

LI, WONG, LAM & W.l. CHEUNG

SOLICITORS & NOTARIES

22/F., INFINITUS PLAZA,

199 DES VOEUX ROAD CENTRAL,

HONG KONG

Ref. : 033/93398/18/COMM/B/033/147

Execution Version

THIS SUPPLEMENTAL DEED is made on 23 November 2018

PARTIES

(1)

ECMOHO (Hong Kong) Limited, a company incorporated under the laws of Hong Kong whose registered office is situated at Flat 9, 4/F, Beverley Commercial Centre, 87-105 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong (“the Company”); and

(2)

Taipei Fubon Commercial Bank Co., Ltd., Hong Kong Branch whose principal place of business in Hong Kong is situated at 16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (“the Bank”).

Each a “Party” and collectively, the “Parties”.

WHEREAS:

(A)

By a facility letter (“Facility Agreement”) dated 18 October 2018 issued by the Bank to the Company and Import it Corp (collectively the “Borrowers”) and duly executed by them, the Bank agreed to provide to the Borrowers revolving credit facility to the extent of USD25,000,000.00.

(B)

It is a condition (amongst others) of the Facility Agreement that a floating charge of the Inventories (as hereinafter defined) be provided by the Company in favour of the Bank as security for Secured Indebtedness. On 25 October 2018, the Parties has entered into a Deed of Charge of Inventories.

(C)	The Parties agree to enter into this Supplemental Deed to vary the Deed of Charge of Inventories as set out herein.

WHEREBY IT IS AGREED as follows:

1.	DEFINITIONS

In this Supplemental Deed, unless the context otherwise requires or unless this Supplemental Deed expressly otherwise provides, all words and expressions as defined in the Deed of Charge of Inventories shall have the same meanings when used or referred to herein.

2.	AMENDMENT AND VARIATION TO THE AGREEMENT

The Parties hereby agree to the following amendments and variations to the Supplemental Deed:

(A)	The definition of Share Charge shall be deleted in its entirety and be replaced with the following new definition of Share Charge:

“Share Charges” means (i) the first fixed legal charge of 9,393,800 Class B Ordinary Shares of ECMOHO Limited by Behealth Limited in favour of the Bank as security for Secured Indebtedness; and (ii) the first fixed legal charge of 9,393,800 Class B Ordinary Shares of ECMOHO Limited by Uhealth Limited in favour of the Bank as security for Secured Indebtedness.”

(B)	Clause 3.1 of the Deed of Charge of Inventories shall be deleted in its entirety and be replaced with the following new Clause 3.1:

“3.1 Charge. The Company as legal and beneficial owner hereby charges to the Bank the Inventories by way of first floating charge as a continuing security for the payment and discharge of the Secured Indebtedness Provided That upon payment and discharge of the entire Secured Indebtedness the Bank shall, at the request and costs of the Company, release the Inventories hereby charged within fourteen (14) Business Days upon the request of the Company and at the cost of the Company. For the avoidance of doubt, the Facility Agreement shall be terminated upon the above release.

(C)	Clause 7.1 of the Deed of Charge of Inventories shall be deleted in its entirety and be replaced with the following new Clause 7.1:

“Each of the following events shall be an Event of Default:-

(a)

any of the Borrowers makes default in the payment on the due date and in accordance with the terms and conditions under Facility Agreement of any principal or interest or other moneys outstanding and payable by the Company to the Bank (whether demanded or not);

(b)	any of the Obligors make default in the payment on the due date and in accordance with the terms and conditions relating thereto under any Finance Documents in respect of money and other liabilities;

(c)	any representation, warranty or undertaking by the Company hereunder is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

(d)

any representation, warranty or undertaking by any of the Obligors under any Finance Documents is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

(e)	the Company does not comply with any of the Company’s covenants or obligations under this Deed in any material respect;

(f)	any of the Obligors does not comply with any of its covenants and obligation under any Finance Documents in any material respect;

(g)

a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of the Company or any Obligor, save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Bank;

(h)

the Company or any of the Obligors shall without the consent in writing of the Bank stop payment to creditors when due nor within any originally applicable grace period or (if applicable) the Company or any of the Obligors shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in Sub-Clause 7.1(g)) cease or threaten to cease to carry on its business or any substantial part thereof or shall be unable to pay its debts or disposes of the whole or a substantial part of its undertaking or assets;

(i)

there occurs a material adverse change in the Company’s or any Obligor’s financial condition which would, in the reasonable opinion of the Bank, prevent the Company or any Obligor from performing in any material respect its obligations under this Deed or under any Finance Documents;

(j)

the Company purports or attempts to create any Encumbrance over all or any part of the Inventories or any third party asserts a reasonable and substantial claim in respect thereof (except as permitted under this Deed);

(k)

the security hereby created or under any Finance Documents or any part thereof fails or ceases for any reason to be in full force and effect or is terminated or jeopardised or becomes invalid or unenforceable or if there is any dispute regarding the same or if there is any purported termination of the same or it becomes impossible or unlawful for the Company or any Obligor to perform any of its obligations hereunder or under any Finance Documents or for the Bank to exercise all or any of its rights, powers and remedies hereunder or under any Finance Documents; and

(l)

a creditor takes possession of all or any part of the business or assets of the Company or any Obligor or any execution or other legal process is enforced against the business or any asset of the Company and is not discharged within fourteen (14) days.”

(D)	Clause 7.2 of the Deed of Charge of Inventories shall be deleted in its entirety and be replaced with the following new Clause 7.2:

“If an Event of Default has occurred and is continuing, the Bank may:

(a)

declare the Secured Indebtedness, all loans and other moneys, obligations and liabilities hereby secured to be, whereupon they shall become, immediately due and payable without further demand, notice or other legal formality of any kind;

(b)	declare the Credit Facility to be terminated whereupon all obligations of the Bank to make further advances to the Company shall immediately cease;

(c)	demand that the Company to provide cash cover to the Bank for all liabilities of the Company to the Bank, whereupon the Company shall be under an immediate obligation to provide such cash cover; and

(d)

in its absolute discretion enforce all or any part of this security in any manner it sees fit or as the Bank direct including but limited to the sale and disposal of the Inventories at any price which the Bank may deem fit. The Company shall not have any right to claim against the Bank in respect of any loss arising out of any sale pursuant to this Charge of Inventories in the absence of fraud, gross negligence or willful misconduct by the Bank, however such loss may have been caused and whether or not a better price could or might have been obtained on the sale of any of the Inventories by either deferring or advancing the date of such sale or otherwise howsoever.”

3.	EFFECT OF THIS SUPPLEMENTAL AGREEMENT

3.1

This Supplemental Deed is and shall be construed as supplemental to the Deed of Charge of Inventories, and the Deed of Charge of Inventories and this Supplemental Deed shall be read and construed as one document and references to “this Deed of Charge of Inventories” in the Deed of Charge of Inventories and shall be construed accordingly.

3.2

Save as expressly amended or varied herein, the other terms and conditions of the Deed of Charge of Inventories (which have not been amended or varied by this Supplemental Deed) shall remain to be valid, subsisting and enforceable between the Parties.

4.	GENERAL

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

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IN WITNESS whereof this Deed has been duly executed the day and year first above written.

SEALED with the COMMON SEAL of the Chargor and SIGNED by duly authorized by the Board of Directors, in the presence of :-	) ) ) ) )	/s/ Qingchun Zeng

[Signature Page]

DATE: 23rd day of November 2018

ECMOHO (Hong Kong) Limited

to

Taipei Fubon Commercial Bank Co., Ltd.

*******************************************

SUPPLEMENTAL DEED

to

DEED OF CHARGE

OF INVENTORIES

*******************************************

LI, WONG, LAM & W.I. CHEUNG

SOLICITORS & NOTARIES

22/F., INFINITUS PLAZA,

199 DES VOEUX ROAD CENTRAL,

HONG KONG

Ref. : 033/93398/18/COMM/B/033/147